[FRONT COVER]


October 31, 1997



                                     PHOENIX
                                          FUNDS




                                  ANNUAL REPORT



                                                   o  PHOENIX MULTI-SECTOR SHORT
                                                      TERM BOND FUND



[LOGO] PHOENIX
       DUFF & PHELPS

Chairman's Message

Dear Fellow Shareholder,

     We're pleased to provide this report for Phoenix Multi-Sector Short Term Bond Fund for the fiscal year ended October 31, 1997. This has been a remarkable time for the financial markets, particularly in terms of market volatility.

     During market extremes, your most important asset may be your financial adviser. Managing your investments in changing markets can be challenging, and your financial adviser knows some time-tested strategies that can help.

     Rebalancing your portfolio is one strategy to reduce risk. As the stock market has moved higher, your equity investments may have increased in value so that now they represent a higher percentage of your total portfolio than you originally intended. Your financial adviser may recommend a shift in asset allocation to bring your portfolio back in line with your investment goals and risk tolerance.

     Diversifying your portfolio can smooth the effects of volatility. Spreading your investments across a broad mix of securities, such as stocks and bonds, reduces risk. You can also diversify by investment style. For example, you may choose to balance an investment in growth stocks with a fund that focuses on value-oriented stocks.

     Dollar-cost averaging takes advantage of market fluctuations. In a systematic savings plan, you'll buy fewer shares when prices are high and more when prices fall. Periodic investments don't ensure a profit, however, and you should consider your ability to continually make purchases.

     On behalf of Phoenix Funds, I want to thank you for investing with us and assure you that we will continue to work hard to help you meet your investment needs.


                                  Sincerely,


                                  /s/ Philip R. McLoughlin


                                  Philip R. McLoughlin
                                  President and Chairman
                                  Phoenix Funds

                   PHOENIX MULTI-SECTOR SHORT TERM BOND FUND


INVESTOR PROFILE

     Phoenix Multi-Sector Short Term Bond Fund is designed for moderately risk-averse investors seeking current income consistent with preservation of capital.


INVESTMENT ADVISER'S REPORT

     Phoenix Multi-Sector Short Term Bond Fund continued to provide investors with above-average returns. For the fiscal year ended October 31, 1997, Class A shares returned 10.08% and Class B shares earned 9.51% compared with a return of 7.23% for the Merrill Lynch Medium Quality Corporate Short-Term Bond Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     The Fund's very strong performance over the last year was the result of our emphasis on less traditional sectors of the fixed-income market. Our overweighting in domestic high-yield corporate debt issues and non-Agency mortgage-backed securities, rather than more conventional Agency mortgage-backed issues, proved to be rewarding as these less efficient sectors continued to produce strong results. The Fund's exposure to emerging markets was concentrated in corporate debt holdings, which did not experience the large losses sparked by currency troubles in Southeast Asia.


OUTLOOK

     We believe non-traditional sectors continue to offer the potential for above-average appreciation. A multi-sector strategy considers a broad market that includes non-traditional fixed-income sectors. Our research efforts focus on identifying undervalued sectors to take advantage of market inefficiencies.

     We will continue to maintain a duration that is neutral to our benchmark. As of October 31, the Fund's duration was 2.6 years.

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------


[tabular representation of line chart]

                                                              Merrill Lynch
                                                              Medium Quality
            Phoenix Multi-Sector    Phoenix Multi-Sector   Corporate Short-Term
            Short Term--Class A     Short Term--Class B        Bond Index*

7/6/92           9775                    10000                  10000
10/31/92         9819                    10007                  10281
10/31/93         10653                   10810                  11049
10/31/94         10695                   10806                  11263
10/31/95         11794                   11855                  12332
10/31/96         13081                   13083                  13159
10/31/97         14399                   14329                  14111***


[end of line chart]



       Average Annual Total Returns for Periods Ending 10/31/97
                                                                         From Inception     From Inception
                                                                           10/1/97 to         7/6/92 to
                                                1 Year       5 Years        10/31/97           10/31/97
                                                ----------   ---------   ----------------   ---------------
      Class A with 2.25% sales charge              7.67%        7.47%            --               7.09%
      Class A at net asset value                  10.08%        7.96%            --               7.54%
      Class B with CDSC                            8.02%        7.45%            --               6.99%
      Class B at net asset value                   9.51%        7.45%            --               6.99%
      Class C at net asset value                     --           --          -1.30%                --
      Merrill Lynch Medium Quality Corporate
      Short-Term Bond Index*                       7.23%        6.54%          0.69%**            6.66%***


This chart assumes an initial gross investment of $10,000 made on July 6, 1992 (inception of the Fund).

Total returns for Class A shares reflect the maximum sales charge of 2.25% on the initial investment and assume reinvestment of dividends and capital gains. Class B shares reflect the 2% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 1.5% for all shares redeemed during the 2nd year after purchase (scaled down to 1%-3rd year and 0% thereafter). Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Returns indicate past performance, which is not predictive of future performance.

Foreign investing involves special risks, such as currency fluctuation, less public disclosure as well as economic and political risks.

  *The Merrill Lynch Medium Quality Corporate Short-Term Bond Index is an unmanaged but commonly used index that tracks the returns of corporate issues rated between BBB and A by Standard & Poor's, with maturities from 1 to 3 years. The index's performance does not reflect sales charges.

 **Index information from 9/30/97 to 10/31/97.

***Index information from 6/30/92 to 10/31/97.

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1997


                                      MOODY'S
                                       BOND       PAR
                                      RATING      VALUE
                                    (Unaudited)   (000)       VALUE
                                   ------------- --------  ------------
U.S. GOVERNMENT AND AGENCY SECURITIES--15.0%
U.S. Treasury Notes--14.4%
 U.S. Treasury Notes WI
    5.75%, 11/15/00 (g)  ......... Aaa            $5,140    $ 5,150,280
 U.S. Treasury Notes 6.125%,
    8/15/07 (f) .................. Aaa               500        510,938
                                                            -----------
                                                              5,661,218
                                                            -----------
Agency Non Mortgage-Backed Securities--0.6%
 Overseas Private Investment
    6.58%, 12/15/01   ............ NR                250        253,550
                                                            -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $5,895,660)   ........................      5,914,768
                                                            -----------
NON-CONVERTIBLE BONDS--51.2%
Airlines--0.4%
 AMR Corp. Notes 7.75%,
    12/1/97  ..................... Baa               155        155,217
                                                            -----------
Asset-Backed Securities--11.3%
 AESOP Funding II LLC 144A
    97-1, A2 6.40%, 10/20/03
    (b) (f)  ..................... Aaa               500        503,594
 Banc One Auto Trust 95-A,
    Class CTFS 7.25%,
    10/15/01 (f)   ............... A                 500        503,285
 Case Equipment Loan Trust
    6.45%, 9/15/02 (f)   ......... A                 500        504,062
 Continental Airlines 144A
    7.522%, 6/30/01 (b)  ......... Ba                400        402,048
 Countrywide Funding Corp.
    93-12, B3 6.625%, 2/25/24  ... Baa                81         81,072
 First Sierra Receivables 96-2,
    A 6.29%, 11/10/04 ............ Aaa               250        250,713
 Fleetwood Credit Corp. 96-A,
    B 6.95%, 10/17/11 (f)   ...... A                 194        195,652
 Ford Credit Auto Owner Trust
    96-B, 6.55%, 2/15/02 (f)   ... A                 250        252,500
 Green Tree Financial Corp.
    96-1, A2 5.85%, 3/15/27 (f)    Aaa               500        496,875
 NationsBank Auto Owner Trust
    96-A, B2 6.875%, 5/15/03   ... A                 500        508,915
 Premier Auto Trust 97-3, B
    6.52%, 1/6/03  ............... A                 250        252,734
 Team Fleet Financing Corp.
    96-1, B 144A 7.10%,
    12/15/02 (b) (f)  ............ BBB(c)            500        500,312
                                                            -----------
                                                              4,451,762
                                                            -----------
Automobiles--1.2%
 Titan Tire Loan Participation
    7%, 2/11/00 .................. NR                500        480,000
                                                            -----------


                                      MOODY'S
                                       BOND        PAR
                                      RATING      VALUE
                                    (Unaudited)   (000)       VALUE
                                   ------------- --------  ------------
Banks--2.9%
 Banponce Financial Corp.
    5.48%, 10/26/98   ............ A              $  375    $   373,094
 NationsBank Capital Trust III
    6.308%, 1/15/27 (d)  ......... A                 300        295,135
 Wachovia Capital Trust II
    6.258%, 1/15/27 (d) (f) ...... Aa                500        489,971
                                                            -----------
                                                              1,158,200
                                                            -----------
Building & Materials--1.4%
 Neenah Corp. Series B
    11.125%, 5/1/07   ............ B                 500        540,000
                                                            -----------
Consumer Finance--1.3%
 ITT Publimedia 144A 9.375%,
    9/15/07 (b) (f)   ............ B                 500        511,250
                                                            -----------
Electric Companies--0.2%
 Coso Funding Corp. Notes
    144A 7.99%, 12/31/97 (b)   ... Baa                65         65,195
                                                            -----------
Health Care (Hospital Management)--1.0%
 Tenet Healthcare Corp. Sr.
    Note 9.625%, 9/1/02  ......... Ba                375        411,563
                                                            -----------
Industrial--0.7%
 Polymer Group, Inc. 9%,
    7/1/07   ..................... B                 250        253,125
                                                            -----------
Leasing/Rental--0.6%
 Williams Scotsman, Inc. 144A
    9.875%, 6/1/07 (b)   ......... B-(c)             225        231,188
                                                            -----------
Metals Mining--0.6%
 USX Corp. Sr. Notes 6.375%,
    7/15/98 (f) .................. Baa               250        250,498
                                                            -----------
Non-Agency Mortgage-Backed Securities--23.5%
 Bear Stearns Mortgage
    Securities, Inc. 95-1, 2B3
    144A 7.40%, 7/25/10 (b) ...... NR                289        282,335
 Criimi Mae Trust I 96-C1, A2
    144A 7.56%, 6/30/33 (b) ...... BBB(c)            400        411,125
 EQCC Home Equity Loan
    Trust 96-4, A4 6.47%,
    8/15/10  ..................... Aaa               530        535,077
 G.E. Capital Mortgage
    Services, Inc. 94-26, B2
    7.03%, 7/25/09 ............... Baa               259        260,488
 Kidder Peabody Acceptance
    Corp. 94-C2, D 7.18%,
    10/1/05  ..................... BBB(c)            350        366,516
 Merrill Lynch Mortgage, Inc.
    95-C2, C 7.83%, 6/15/21 ...... A                 286        295,966
 Oregon Commercial Mortgage,
    Inc. 95-1, B 144A 7.35%,
    6/25/23 (b) (f)   ............ AA(c)             500        506,953

                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------


                                     MOODY'S
                                      BOND       PAR
                                     RATING     VALUE
                                   (Unaudited)  (000)        VALUE
                                  ------------- --------  ------------
Non-Agency Mortgage-Backed Securities--continued
 PNC Mortgage Securities Corp.
    97-6, 1A 6.49%, 10/25/26  ... Aaa            $  488    $   490,093
 Prudential Home Mortgage
    Securities 93L, 3B2 144A
    6.641%, 12/25/23 (b)   ...... NR                250        247,656
 Prudential Home Mortgage
    Securities 96-A, B1
    7.958%, 5/28/26  ............ NR                500        470,625
 Residential Asset
    Securitization Trust 96-A8,
    A1 8%, 12/25/26  ............ AAA(c)            364        371,560
 Residential Funding Mortgage
    Securities, Inc. I 93-S29,
    M3 7%, 8/25/08   ............ NR                543        546,949
 Residential Funding Mortgage
    Securities, Inc. I 96-S8, A4
    6.75%, 3/25/11   ............ AAA(c)             94         94,841
 Resolution Trust Corp. 92-C3,
    B 9.05%, 8/25/23 ............ AA(c)             139        141,543
 Resolution Trust Corp. 92-CHF,
    B 7.15%, 12/25/20   ......... AA(c)             346        344,441
 Resolution Trust Corp. 93-C1,
    B 8.75%, 5/25/24 ............ Aa                400        400,098
 Resolution Trust Corp. 93-C2,
    B 7.75%, 3/25/25 ............ AA(c)             500        501,883
 Resolution Trust Corp. 94-C1,
    C 8%, 6/25/26 ............... A(c)              500        517,812
 Resolution Trust Corp. 95-1,
    C2 7.50%, 10/25/28  ......... A                 232        234,964
 Resolution Trust Corp. 95-2,
    B2 7.009%, 5/25/29  ......... Baa               230        231,667
 Resolution Trust Corp. 95-2,
    C1 7.45%, 5/25/29   ......... Baa               351        356,857
 Resolution Trust Corp. 95-2,
    M1 7.15%, 5/25/29   ......... Aa                800        814,114
 Structured Asset Securities
    Corp. 95-C1, D 7.375%,
    9/25/24 ..................... BBB(c)            500        505,625
 Structured Asset Securities
    Corp. 96-C3, C 144A
    7.375%, 6/25/30 (b) ......... BBB(c)            350        354,484
                                                           -----------
                                                             9,283,672
                                                           -----------
Oil--2.2%
 Benton Oil & Gas Co. 144A
    9.375%, 11/1/07 (b) ......... B                 500        503,750
 Lomak Petroleum, Inc. 8.75%,
    1/15/07 (f)   ............... B                 375        377,812
                                                           -----------
                                                               881,562
                                                           -----------


                                     MOODY'S
                                      BOND        PAR
                                     RATING      VALUE
                                   (Unaudited)   (000)       VALUE
                                  ------------- --------  ------------
Oil Service & Equipment--0.7%
 Noble Drilling Corp. 9.125%,
    7/1/06 (f) .................. Baa            $  250    $   271,563
                                                           -----------
Publishing, Broadcasting, Printing & Cable--3.2%
 Century Communications
    8.75%, 10/1/07   ............ Ba                500        497,500
 Comcast Cellular 144A 9.50%,
    5/1/07 (b) .................. Ba                250        258,750
 Tele-Communications, Inc.
    7.375%, 2/15/00 (f) ......... BBB-(c)           500        509,485
                                                           -----------
                                                             1,265,735
                                                           -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $19,858,886)   .........................  20,210,530
                                                           -----------
FOREIGN GOVERNMENT SECURITIES--10.4%
Algeria--0.5%
 Algeria Tranch A Loans
    6.688%, 3/4/00   ............ NR                136        109,091
 Algeria Tranch 1 Unaffected
    Loans 7.375%, 3/4/00   ...... NR                114         90,909
                                                           -----------
                                                               200,000
                                                           -----------
Argentina--2.6%
 Republic of Argentina Bearer
    FRB 6.688%, 3/31/05 (d)   ... Ba              1,152      1,010,880
                                                           -----------
Brazil--0.9%
 Republic of Brazil DCB-L
    Euro 6.75%, 4/15/12 (d)   ... BB-(c)            525        362,250
                                                           -----------
Bulgaria--0.6%
 Republic of Bulgaria IAB PDI
    Euro 6.688%, 7/28/11 (d)  ... B                 350        231,000
                                                           -----------
Ecuador--0.8%
 Ecuador Bearer PDI Euro, PIK
    interest capitalization,
    6.688%, 2/27/15 (d) ......... B                 547        323,089
                                                           -----------
Peru--0.4%
 Peru PDI 144A 4%, 3/7/17
    (b) (d) ..................... NR                250        141,250
                                                           -----------
Poland--2.4%
 Poland Discount Euro 6.688%,
    10/27/24 (d)  ............... Baa             1,000        940,000
                                                           -----------
Russia--1.1%
 Vnesheconombank Loans
    Yankee (e) .................. NR                500        444,688
                                                           -----------
Venezuela--1.1%
 Republic of Venezuela DCB
    Euro 6.75%, 12/18/07 (d)  ... Ba                500        437,500
                                                           -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $4,389,595) ............................   4,090,657
                                                           -----------

                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------


                                      MOODY'S
                                       BOND       PAR
                                      RATING     VALUE
                                    (Unaudited)  (000)       VALUE
                                   ------------- -------  ------------
FOREIGN NON-CONVERTIBLE BONDS--9.0%
Bermuda--0.6%
 AES China Generating Co.
    Yankee 10.125%, 12/15/06 ..... Ba              $250    $   251,250
                                                           -----------
Brazil--1.2%
 Arisco Prod Alimenticios 144A
    10.75%, 5/22/05 (b)  ......... NR               250        231,250
 Tevecap SA RegS 12.625%,
    11/26/04 ..................... B                250        255,000
                                                           -----------
                                                               486,250
                                                           -----------
Colombia--1.2%
 Financiera Energ Nacional
    EMTN Euro 9%, 11/8/99   ...... BBB-(c)          450        455,625
                                                           -----------
Ecuador--0.9%
 Consorcio Ecuatoriano TE
    RegS 14%, 5/1/02  ............ NR               350        353,500
                                                           -----------
Mexico--5.1%
 Altos Hornos de Mexico 144A
    11.375%, 4/30/02 (b) ......... NR               600        612,000
 Banco Nacional de Mexico
    144A 7.57%, 12/31/00 (b)  .... NR               500        501,550
 Empresas ICA Sociedad
    11.875%, 5/30/01  ............ B                250        271,250
 Grupo Elektra SA de C.V.
    12.75%, 5/15/01   ............ B(c)             250        272,910
 Vicap SA 10.25%, 5/15/02   ...... Ba               350        357,000
                                                           -----------
                                                             2,014,710
                                                           -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $3,663,262)  ........................      3,561,335
                                                           -----------
MUNICIPAL BONDS--5.4%
 Chicago O'Hare Taxable
    Revenue 6.47%, 1/1/00 (f)  ... Aaa              150        151,239
 Mississippi Taxable Series T
    7.50%, 11/1/00 ............... Aa               855        887,011
 New York State Dormitory
    Authority Revenues, Taxable
    6.45%, 10/1/99 (f)   ......... Baa              400        402,880
 Orange County Pension
    Taxable Series A 6.16%,
    9/1/98 (f)  .................. Aaa              500        502,130


                                      MOODY'S
                                       BOND       PAR
                                      RATING      VALUE
                                    (Unaudited)   (000)      VALUE
                                   ------------- -------  ------------
 University of Miami
    Exchangeable Revenue,
    Series A Taxable 5.95%,
    4/1/98 (f)  .................. Aaa             $185    $   185,100
                                                           -----------
TOTAL MUNICIPAL BONDS
 (Identified cost $2,117,058) ............................   2,128,360
                                                           -----------


                                           SHARES
                                           -------
PREFERRED STOCKS--1.9%
REITS--1.9%
 Home Ownership Funding 2, Step-down
Pfd.
    144A 13.338% (b)   ...............       750           743,509
                                                        ----------
TOTAL PREFERRED STOCKS
 (Identified cost $724,277)   ....................         743,509
                                                        ----------
TOTAL LONG-TERM INVESTMENTS--92.9%
 (Identified cost $36,648,738)   .................      36,649,159
                                                        ----------


                                STANDARD
                                & POOR'S     PAR
                                 RATING      VALUE
                               (Unaudited)   (000)
                              ------------- --------
SHORT-TERM OBLIGATIONS--16.0%
Commercial Paper--7.6%
 Coca-Cola Co. 5.50%,
    11/17/97  ............... A-1+           $1,500         1,496,333
 Emerson Electric Co. 5.50%,
    11/17/97  ............... A-1+            1,500         1,496,333
                                                        -------------
                                                            2,992,666
                                                        -------------
Federal Agency Securities--8.4%
 FHLMC 5.65%, 11/3/97 ..................      3,310         3,308,961
                                                        -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $6,301,627) .....................         6,301,627
                                                        -------------
TOTAL INVESTMENTS--108.9%
 (Identified cost $42,950,365)   ..................        42,950,786(a)
 Cash and receivables, less liabilities--(8.9%) ...        (3,501,283)
                                                        -------------
NET ASSETS--100.0%   ..............................     $  39,449,503
                                                        =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $418,336 and gross depreciation of $507,145 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $43,039,595.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to a value of $7,008,199 or 17.8% of net assets.
(c) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Non-income producing.
(f) All or a portion segregated as collateral.
(g) When issued.


                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1997



Assets
Investment securities at value
  (Identified cost $42,950,365)                     $42,950,786
Cash                                                    671,678
Receivables
 Interest                                               461,590
 Investment securities sold                           5,802,715
 Receivable from adviser                                  3,195
 Fund shares sold                                       413,490
                                                    -----------
  Total assets                                       50,303,454
                                                    -----------
Liabilities
Payables
 Investment securities purchased                     10,684,377
 Fund shares repurchased                                 52,087
 Income distribution payable                             37,203
 Distribution fee                                        12,237
 Financial agent fee                                      7,951
 Transfer agent fee                                       6,853
 Trustees' fee                                            3,497
Accrued expenses                                         49,746
                                                    -----------
  Total liabilities                                  10,853,951
                                                    -----------
Net Assets                                          $39,449,503
                                                    ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest    $38,625,459
Undistributed net investment income                      12,416
Accumulated net realized gain                           811,207
Net unrealized appreciation                                 421
                                                    -----------
Net Assets                                          $39,449,503
                                                    ===========
Shares of Class A common stock outstanding,
  $0.01 par value, unlimited authorization
  (Net Assets $28,556,789)                            5,646,378
Net asset value per share                           $      5.06
Offering price per share $5.06/(1-2.25%)            $      5.18

Shares of Class B common stock outstanding,
  $0.01 par value, unlimited authorization
  (Net Assets $10,317,863)                            2,038,316
Net asset value and offering price per share        $      5.06

Shares of Class C common stock outstanding,
  $0.01 par value, unlimited authorization
  (Net Assets $574,851)                                 113,529
Net asset value and offering price per share        $      5.06


                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997


Investment Income
Interest                                                    $2,133,514
Dividends                                                       48,467
                                                            ----------
  Total investment income                                    2,181,981
                                                            ----------
Expenses
Investment advisory fee                                        159,118
Distribution fee--Class A                                       51,494
Distribution fee--Class B                                       62,254
Distribution fee--Class C                                          162
Financial agent fee                                             70,205
Registration                                                    53,243
Transfer agent                                                  51,887
Printing                                                        41,009
Professional                                                    37,788
Custodian                                                       19,084
Trustees                                                        15,262
Amortization of deferred organization expense                   11,897
Miscellaneous                                                   10,453
                                                            ----------
  Total expenses                                               583,856
  Less expense borne by investment adviser                    (252,968)
                                                            ----------
  Net expenses                                                 330,888
                                                            ----------
Net investment income                                        1,851,093
                                                            ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                863,600
Net change in unrealized appreciation (depreciation) on
  investments                                                 (213,559)
                                                            ----------
Net gain on investments                                        650,041
                                                            ----------
Net increase in net assets resulting from
  operations                                                $2,501,134
                                                            ==========


                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                         Year Ended         Year Ended
                                                                                      October 31, 1997   October 31, 1996
                                                                                      ------------------ -----------------
      From Operations
       Net investment income                                                            $   1,851,093      $  1,057,251
       Net realized gain                                                                      863,600           475,148
       Net change in unrealized appreciation (depreciation)                                  (213,559)           68,949
                                                                                        -------------      ------------
       Increase in net assets resulting from operations                                     2,501,134         1,601,348
                                                                                        -------------      ------------
      From Distributions to Shareholders
       Net investment income--Class A                                                      (1,358,917)         (737,150)
       Net investment income--Class B                                                        (500,332)         (311,273)
       Net investment income--Class C                                                          (2,174)               --
                                                                                        -------------      ------------
       Decrease in net assets resulting from distributions to shareholders                 (1,861,423)       (1,048,423)
                                                                                        -------------      ------------
      From Share Transactions
      Class A
       Proceeds from sales of shares (5,033,530 and 1,883,600 shares, respectively)        25,379,012         9,085,891
       Net asset value of shares issued from reinvestment of distributions
        (229,749 and 119,182 shares, respectively)                                          1,158,643           573,651
       Cost of shares repurchased (2,409,066 and 1,171,859 shares, respectively)          (12,117,223)       (5,645,597)
                                                                                        -------------      ------------
      Total                                                                                14,420,432         4,013,945
                                                                                        -------------      ------------
      Class B
       Proceeds from sales of shares (1,104,864 and 439,768 shares, respectively)           5,561,801         2,129,724
       Net asset value of shares issued from reinvestment of distributions
        (69,536 and 42,139 shares, respectively)                                              350,687           202,745
       Cost of shares repurchased (346,945 and 253,126 shares, respectively)               (1,753,224)       (1,216,818)
                                                                                        -------------      ------------
      Total                                                                                 4,159,264         1,115,651
                                                                                        -------------      ------------
      Class C
       Proceeds from sales of shares (113,197 and 0 shares, respectively)                     583,290                --
       Net asset value of shares issued from reinvestment of distributions
        (334 and 0 shares, respectively)                                                        1,698                --
       Cost of shares repurchased (2 and 0 shares, respectively)                                  (10)               --
                                                                                        -------------      ------------
      Total                                                                                   584,978                --
                                                                                        -------------      ------------
       Increase in net assets from share transactions                                      19,164,674         5,129,596
                                                                                        -------------      ------------
       Net increase in net assets                                                          19,804,385         5,682,521
      Net Assets
       Beginning of period                                                                 19,645,118        13,962,597
                                                                                        -------------      ------------
       End of period (including undistributed net investment income and distributions in excess of net investment income of $12,416 and
        ($16,157), respectively)                                                        $  39,449,503      $ 19,645,118
                                                                                        =============      ============

                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                                  Class A
                                             ----------------------------------------------------------------------------------
                                                                           Year Ended October 31,
                                               1997             1996             1995             1994             1993
                                             --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period           $   4.91         $   4.74         $   4.61         $   4.91         $   4.83
Income from investment operations
 Net investment income                             0.34(2)          0.33(2)          0.33(2)          0.29(2)          0.32(2)
 Net realized and unrealized gain (loss)           0.14             0.17             0.13            (0.26)            0.08
                                               ----------       ----------       ----------       ----------       ----------
  Total from investment operations                 0.48             0.50             0.46             0.03             0.40
                                               ----------       ----------       ----------       ----------       ----------
Less distributions
 Dividends from net investment income             (0.33)           (0.33)           (0.33)           (0.29)           (0.32)
 Dividends from net realized gains                   --               --               --            (0.03)              --
 Tax return of capital                               --               --               --            (0.01)              --
                                               ----------       ----------       ----------       ----------       ----------
  Total distributions                             (0.33)           (0.33)           (0.33)           (0.33)           (0.32)
                                               ----------       ----------       ----------       ----------       ----------
Change in net asset value                          0.15             0.17             0.13            (0.30)            0.08
                                               ----------       ----------       ----------       ----------       ----------
Net asset value, end of period                 $   5.06         $   4.91         $   4.74         $   4.61         $   4.91
                                               ==========       ==========       ==========       ==========       ==========
Total return(1)                                   10.08%           10.91%           10.27%            0.40%            8.49%
Ratios/supplemental data:
Net assets, end of period (thousands)          $ 28,557         $ 13,702         $  9,303         $  9,371         $  6,829
Ratio to average net assets of:
 Operating expenses                                1.00%            1.00%            1.00%            1.00%            1.00%
 Net investment income                             6.54%            6.88%            7.07%            5.99%            6.39%
Portfolio turnover                                  246%             232%             344%             121%             128%


                                                                                  Class B
                                             ----------------------------------------------------------------------------------
                                                                           Year Ended October 31,
                                               1997             1996             1995             1994             1993
                                             --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period           $   4.91         $   4.74         $   4.61         $   4.91         $   4.83
Income from investment operations
 Net investment income                             0.31(3)          0.31(3)          0.30(3)          0.27(3)          0.30(3)
 Net realized and unrealized gain (loss)           0.15             0.17             0.13            (0.26)            0.08
                                               ----------       ----------       ----------       ----------       ----------
  Total from investment operations                 0.46             0.48             0.43             0.01             0.38
                                               ----------       ----------       ----------       ----------       ----------
Less distributions
 Dividends from net investment income             (0.31)           (0.31)           (0.30)           (0.27)           (0.30)
 Dividends from net realized gains                   --               --               --            (0.03)              --
 Tax return of capital                               --               --               --            (0.01)              --
                                               ----------       ----------       ----------       ----------       ----------
  Total distributions                             (0.31)           (0.31)           (0.30)           (0.31)           (0.30)
                                               ----------       ----------       ----------       ----------       ----------
Change in net asset value                          0.15             0.17             0.13            (0.30)            0.08
                                               ----------       ----------       ----------       ----------       ----------
Net asset value, end of period                 $   5.06         $   4.91         $   4.74         $   4.61         $   4.91
                                               ==========       ==========       ==========       ==========       ==========
Total return(1)                                    9.51%           10.36%            9.71%           (0.03)%           8.02%
Ratios/supplemental data:
Net assets, end of period (thousands)          $ 10,318         $  5,943         $  4,659         $  6,418         $  3,968
Ratio to average net assets of:
 Operating expenses                                1.50%            1.50%            1.50%            1.45%            1.45%
 Net investment income                             6.05%            6.38%            6.59%            5.74%            5.79%
Portfolio turnover                                  246%             232%             344%             121%             128%

(1) Maximum sales charges are not included in total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.06, $0.08, $0.08 and $0.09, respectively.
(3) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.06, $0.08, $0.08 and $0.09, respectively.


                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                               Class C
                                             ------------------
                                                   From
                                                Inception
                                                10/1/97 to
                                                 10/31/97
                                             ------------------
Net asset value, beginning of period                $5.15
Income from investment operations
 Net investment income                               0.03 (2)
 Net realized and unrealized gain (loss)            (0.09)
                                                 -----------
  Total from investment operations                  (0.06)
                                                 -----------
Less distributions
 Dividends from net investment income               (0.03)
 Dividends from net realized gains                     --
 Tax return of capital                                 --
                                                 -----------
  Total distributions                               (0.03)
                                                 -----------
Change in net asset value                           (0.09)
                                                 -----------
Net asset value, end of period                      $5.06
                                                 ===========
Total return(1)                                     (1.30)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)                $575
Ratio to average net assets of:
 Operating expenses                                  1.25%(3)
 Net investment income                               5.51%(3)
Portfolio turnover                                    246%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.04.
(3) Annualized
(4) Not annualized


                        See Notes to Financial Statements

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Multi-Sector Short Term Bond Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide high current income relative to short-term alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 2.25%. Class B shares are sold with a contingent deferred sales charge which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold with no sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

     Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Organization expense:

     In 1992 the Fund incurred organizational expenses in the amount of $82,967. The Fund has deferred these expenses and has amortized such expenses on a straight line basis over five years from the date of commencement of operations.

G. When-issued and delayed delivery transactions:

     The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect majority-owned subsidiary of Phoenix Home Life Mutual

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997 (Continued)

Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has agreed to assume expenses of the Fund in excess of 1.00%, 1.50% and 1.25% of the average aggregate daily net asset value of Class A, Class B and Class C shares, respectively. For the year ended October 31, 1997, the Adviser has reimbursed the Fund $252,968 for such expenses.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $8,311 for Class A shares and deferred sales charges of $11,452 for Class B shares for the year ended October 31, 1997. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 0.75% for Class B shares and 0.50% for Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended October 31, 1997, $65,002 was earned by the Distributor, $36,364 was paid to unaffiliated participants, and $12,544 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of the Fund through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust as sub-transfer agent. For the year ended October 31, 1997, transfer agent fees were $51,887 of which PEPCO retained $901 which is net of the fees paid to State Street.

     At October 31, 1997, PHL and affiliates held 28,048 Class A shares of the Fund with a value of $141,922.

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities, excluding short-term securities, for the year ended October 31, 1997, aggregated $86,025,460 and $68,718,211, including $32,077,074 and $26,195,390, respectively, of U.S. Government and agency securities.

4. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risk than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. LOAN AGREEMENTS

     The Fund may invest in direct debt instruments which are interests in amounts owned by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Fund is a participant, the Fund may not sell it's participation in the loan without the lender's prior consent. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

6. CAPITAL LOSS CARRYFORWARDS

     For the year ended October 31, 1997, the Fund was able to utilize losses deferred in the prior year against current year capital gains in the amount of $36,672.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1997, the Fund increased undistributed net investment income by $38,903, decreased accumulated net realized gain by $10,924 and decreased capital paid in on shares of capital stock by $27,979.





This report is not authorized for distribution to prospective investors in the Phoenix Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS


[LOGOTYPE] Price Waterhouse LLP


To the Trustees and Shareholders of
Phoenix Multi-Sector Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Multi-Sector Short Term Bond Fund (the "Fund") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Boston, Massachusetts
December 12, 1997

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND
101 Munson Street
Greenfield, Massachusetts 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
William E. Keen, III, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
National Securities & Research Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

[BACK COVER]


                                                          -------------------
Phoenix Funds                                               BULK RATE MAIL
PO Box 2200                                                  U.S. POSTAGE
Enfield CT 06083-2200                                           PAID
                                                            SPRINGFIELD, MA
                                                            PERMIT NO. 444
                                                          -------------------







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PDP 681 (12/97)